                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------


                              (401(k) Savings Plan)

         The undersigned, an officer and/or director of RadiSys Corporation (the "Company"), does hereby constitute and appoint Glenford J. Myers and Stephen F. Loughlin, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company to be acquired pursuant to the Company's 401(k) Savings Plan and an indeterminate amount of interests in such plan, including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock and interests or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: October 17, 2000

                             GLENFORD J. MYERS
                             -----------------
                             Signature

                             GLENFORD J. MYERS
                             -----------------
                             Type or Print Name

                                POWER OF ATTORNEY

                              (401(k) Savings Plan)

         The undersigned, an officer and/or director of RadiSys Corporation (the "Company"), does hereby constitute and appoint Glenford J. Myers and Stephen F. Loughlin, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company to be acquired pursuant to the Company's 401(k) Savings Plan and an indeterminate amount of interests in such plan, including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock and interests or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: October 23, 2000

                             JAMES F. DALTON
                             --------------------
                             Signature

                             JAMES F. DALTON
                             --------------------
                             Type or Print Name

                                POWER OF ATTORNEY
                                -----------------

                              (401(k) Savings Plan)

         The undersigned, an officer and/or director of RadiSys Corporation (the "Company"), does hereby constitute and appoint Glenford J. Myers and Stephen F. Loughlin, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company to be acquired pursuant to the Company's 401(k) Savings Plan and an indeterminate amount of interests in such plan, including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock and interests or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: October 17, 2000

                             RICHARD J. FAUBERT
                             --------------------
                             Signature

                             RICHARD J. FAUBERT
                             --------------------
                             Type or Print Name

                                POWER OF ATTORNEY
                                -----------------

                              (401(k) Savings Plan)

         The undersigned, an officer and/or director of RadiSys Corporation (the "Company"), does hereby constitute and appoint Glenford J. Myers and Stephen F. Loughlin, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company to be acquired pursuant to the Company's 401(k) Savings Plan and an indeterminate amount of interests in such plan, including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock and interests or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: October 17, 2000

                             C. SCOTT GIBSON
                             --------------------
                             Signature

                             C. SCOTT GIBSON
                             --------------------
                             Type or Print Name

                                POWER OF ATTORNEY
                                -----------------

                              (401(k) Savings Plan)

         The undersigned, an officer and/or director of RadiSys Corporation (the "Company"), does hereby constitute and appoint Glenford J. Myers and Stephen F. Loughlin, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company to be acquired pursuant to the Company's 401(k) Savings Plan and an indeterminate amount of interests in such plan, including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock and interests or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: October 16, 2000

                             JEAN-PIERRE D. PATKAY
                             ---------------------
                             Signature

                             JEAN-PIERRE D. PATKAY
                             ---------------------
                             Type or Print Name

                                POWER OF ATTORNEY
                                -----------------

                              (401(k) Savings Plan)

         The undersigned, an officer and/or director of RadiSys Corporation (the "Company"), does hereby constitute and appoint Glenford J. Myers and Stephen F. Loughlin, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company to be acquired pursuant to the Company's 401(k) Savings Plan and an indeterminate amount of interests in such plan, including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock and interests or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: October 17, 2000

                             JEAN-CLAUDE PETERSCHMITT
                             ------------------------
                             Signature

                             JEAN-CLAUDE PETERSCHMITT
                             ------------------------
                             Type or Print Name

                                POWER OF ATTORNEY
                                -----------------

                              (401(k) Savings Plan)

         The undersigned, an officer and/or director of RadiSys Corporation (the "Company"), does hereby constitute and appoint Glenford J. Myers and Stephen F. Loughlin, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company to be acquired pursuant to the Company's 401(k) Savings Plan and an indeterminate amount of interests in such plan, including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock and interests or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: October 17, 2000

                             CARL W. NEUN
                             --------------------
                             Signature

                             CARL W. NEUN
                             --------------------
                             Type or Print Name